SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

July 17, 2008
Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

120 Genesis Boulevard, Bridgeport, WV  26330
Address of Principal Executive Offices

304-842-3597
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

One July 17, 2008, the Company filed its Second Amended and Restated Articles of Incorporation (the “Amendment”) with the State of Nevada.  This Amendment was described in the Company’s most recent proxy statement and was approved by its shareholders at its 2008 annual shareholder's meeting.  The Amendment primarily amends the Articles to:

1)	increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, and
2)	authorize up to 50,000,000 shares of preferred stock.

The full text of the Amendment is attached as Exhibit 3.1 and incorporated herein by reference.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Articles of Incorporation of Petroleum Development Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	July 23, 2007

By:	/s/ Richard W. McCullough
Richard W. McCullough
Vice Chairman & Chief Executive Officer